                                                                      EXHIBIT 24

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, including any and all amendments to such Registration Statement (including post-effective amendments), relating to series of Junior Subordinated Deferrable Interest Debentures of the Corporation, the rights of holders of such Debentures under the related Indenture, the Guarantees of the Corporation of trust preferred securities, the rights of holders of such trust preferred securities under such Guarantees, the Expense Agreement of the Corporation, and certain backup undertakings of the Corporation described in the foregoing Registration Statement.

                      SIGNATURE                                           CAPACITY                           DATE

         /s/           EDWARD E. CRUTCHFIELD            Chairman and Chief Executive                    November 6, 1996
                EDWARD E. CRUTCHFIELD                     Officer and Director

          /s/              ROBERT T. ATWOOD             Executive Vice President and                    November 6, 1996
                   ROBERT T. ATWOOD                       Chief Financial Officer

           /s/               JAMES H. HATCH             Senior Vice President and Controller            November 6, 1996
                    JAMES H. HATCH                        (Principal Accounting Officer)

           /s/               EDWARD E. BARR             Director                                        November 6, 1996
                    EDWARD E. BARR

                                                        Director
                  G. ALEX BERNHARDT

           /s/             W. WALDO BRADLEY             Director                                        November 6, 1996
                   W. WALDO BRADLEY

          /s/               ROBERT J. BROWN             Director                                        November 6, 1996
                   ROBERT J. BROWN

          /s/               ROBERT D. DAVIS             Director                                        November 6, 1996
                   ROBERT D. DAVIS

          /s/              R. STUART DICKSON            Director                                        November 6, 1996
                  R. STUART DICKSON

           /s/                  B. F. DOLAN             Director                                        November 6, 1996
                     B. F. DOLAN

                      SIGNATURE                                           CAPACITY                           DATE

          /s/              RODDEY DOWD, SR.             Director                                        November 6, 1996
                   RODDEY DOWD, SR.

          /s/               JOHN R. GEORGIUS            Director                                        November 6, 1996
                   JOHN R. GEORGIUS

                                                        Director
                  ARTHUR M. GOLDBERG

        /s/           WILLIAM H. GOODWIN, JR.           Director                                        November 6, 1996
               WILLIAM H. GOODWIN, JR.

          /s/              BRENTON S. HALSEY            Director                                        November 6, 1996
                  BRENTON S. HALSEY

           /s/            HOWARD H. HAWORTH             Director                                        November 6, 1996
                  HOWARD H. HAWORTH

                                                        Director
                    FRANK M. HENRY

                                                        Director
                  LEONARD G. HERRING

         /s/          JUAN RODRIGUEZ INCIARTE           Director                                        November 6, 1996
               JUAN RODRIGUEZ INCIARTE

                                                        Director
                   JACK A. LAUGHERY

            /s/                 MAX LENNON              Director                                        November 6, 1996
                      MAX LENNON

          /s/             RADFORD D. LOVETT             Director                                        November 6, 1996
                  RADFORD D. LOVETT

          /s/               JOSEPH NEUBAUER             Director                                        November 6, 1996
                   JOSEPH NEUBAUER

         /s/             HENRY D. PERRY, JR.            Director                                        November 6, 1996
                 HENRY D. PERRY, JR.

          /s/           RANDOLPH N. REYNOLDS            Director                                        November 6, 1996
                 RANDOLPH N. REYNOLDS

                      SIGNATURE                                           CAPACITY                           DATE

                                                        Director
                     RUTH G. SHAW

         /s/          CHARLES M. SHELTON, SR.           Director                                        November 6, 1996
               CHARLES M. SHELTON, SR.

          /s/                LANTY L. SMITH             Director                                        November 6, 1996
                    LANTY L. SMITH

         /s/          ANTHONY P. TERRACCIANO            Director                                        November 6, 1996
                ANTHONY P. TERRACCIANO

                                                        Director
                   DEWEY L. TROGDON

                                                        Director
                    JOHN D. UIBLE

           /s/                 B. J. WALKER             Director                                        November 6, 1996
                     B. J. WALKER